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                                                                  EXHIBIT 99.A-5
                                                                      Form 8-K
                                               Agreement and Plan of Acquisition


                          AGREEMENT AND PLAN OF MERGER

                  This Agreement and Plan of Merger (this "Agreement") is made and entered into on March 5, 1999, by and among TOUCHSTONE SOFTWARE CORPORATION, a Delaware corporation ("TouchStone"), Unicore Acquisition Corp., a newly formed Delaware corporation and wholly-owned subsidiary of TouchStone ("Subsidiary"), and Unicore Software, Inc., a Massachusetts corporation ("Unicore"). Subsidiary and Unicore are sometimes hereinafter collectively referred to as the "Constituent Corporations."

                                 R E C I T A L S

         A. Subsidiary is authorized to issue 1,000 shares of Common Stock, $.001 par value ("Subsidiary Common Stock"), of which 1,000 shares have been issued and are outstanding as of the date hereof, all of which are owned, beneficially and of record, by TouchStone.

         B. Unicore is authorized to issue 200,000 shares of Common Stock, without par value ("Unicore Common Stock"), of which 100 shares have been issued and are outstanding as of the date hereof.

         C. TouchStone and the stockholders of Unicore have previously entered into that certain Agreement and Plan of Acquisition dated as of March 5, 1999 (the "Acquisition Agreement"), for the purposes of setting forth all of the terms and conditions upon which Unicore would be merged with and into Subsidiary (the "Merger") in accordance with the provisions of the Delaware General Corporation Law, the Massachusetts Business Corporations Law and the terms and conditions hereinafter set forth.

         D. The Board of Directors of each of TouchStone, Subsidiary and Unicore has approved the Merger and the transactions contemplated by this Agreement as being in the best interests of each such corporation and their respective stockholders, upon the terms and subject to the conditions set forth herein, TouchStone, as the sole shareholder of Subsidiary has approved the Merger and the transactions contemplated by this Agreement, and the two shareholders of Unicore have approved the Merger and the transactions contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and in accordance with the applicable provisions of the Delaware General Corporations Law and the Massachusetts Business Corporations Law, the parties hereto covenant and agree as follows:


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                                    ARTICLE I
                      THE MERGER, THE SURVIVING CORPORATION
                             AND THE EFFECTIVE DATE

         1.1 As soon as practicable following the fulfillment (or waiver, to the extent permitted therein) of the conditions specified in Article IV hereof, Unicore shall merge with and into Subsidiary (the "Merger"), with Subsidiary to be the surviving corporation in the Merger.

         1.2 The Merger shall occur and be effective at the time and on the date that this Agreement, having been duly executed and acknowledged, together with any and all other necessary documents and instruments, is filed with the Secretary of State of Delaware and the Articles of Merger entered into by the Constituent Corporations are filed with the Secretary of State of the Commonwealth of Massachusetts. The date on which the Merger occurs and becomes effective is hereby defined to be and is hereinafter referred to as the "Effective Date" and the time of such effectiveness is hereby defined to be and is hereinafter referred to as the "Effective Time."

         1.3 Subsidiary, as the surviving corporation in the Merger (hereinafter as such referred to as the "Surviving Corporation"), shall continue its corporate existence under the laws of the State of Delaware and shall continue to conduct the business and operations previously conducted by both of the Constituent Corporations. On the Effective Date, the separate existence and corporate organization of Unicore, except insofar as it may be continued by operation of law, shall be terminated and cease.

                                   ARTICLE II
                       ARTICLES OF INCORPORATION, BYLAWS,
                   AND DIRECTORS OF THE SURVIVING CORPORATION

         2.1 Upon filing of this Agreement with the Delaware Secretary of State, the Certificate of Incorporation of Subsidiary as in effect immediately before the Effective Time shall be amended to change the corporate name of Subsidiary to "Unicore Software, Inc.", and the Certificate of Incorporation of Subsidiary, as so amended, shall be the Certificate of Incorporation of the Surviving Corporation until amended or repealed in accordance with the provisions thereof and of applicable law.

         2.2 The Bylaws of Subsidiary as in effect immediately prior to the Effective Date shall be the Bylaws of the Surviving Corporation, until amended or repealed in accordance with applicable law, the Articles of Incorporation of the Surviving Corporation or such Bylaws.

         2.3 There shall be three (3) directors of the Surviving Corporation from and after the Effective Date (until changed in accordance with applicable law and the Articles of Incorporation and Bylaws of the Surviving Corporation), who shall be Pierre Narath, Larry Dingus and Ron Maas.


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                                   ARTICLE III
                       TREATMENT OF SHARES OF EACH OF THE
                            CONSTITUENT CORPORATIONS

         3.1 On the Effective Date:

                  (a) Each share of Unicore Common Stock outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted automatically into and become the right to receive the following:

                           (i) From and after the Effective time, the sum of
$12,050 in cash; and

                           (ii) Prior to the close of business on the date on
which the Annual Meeting of the stockholders of TouchStone is held as provided in Section 8.5 of the Acquisition Agreement, the sum of $33,500, as follows:

                                    (A) By issuance and delivery of an aggregate
of 33,500 shares of the authorized but previously unissued Common Stock of TouchStone (the "TouchStone Common Stock"), provided that the stockholders of TouchStone have approved the issuance and delivery of the TouchStone Common Stock at the Annual Meeting;

                                    (B) By payment in cash, by wire transfer or
certified or cashier's check or checks, in the event that the stockholders of TouchStone do not approve the issuance and delivery of the TouchStone Common Stock at the Annual Meeting; or

                                    (C) By issuance and delivery of an aggregate
of 33,500 shares of the authorized but previously unissued Common Stock of TouchStone even if the stockholders of TouchStone do not approve the issuance and delivery of TouchStone Common Stock at the Annual Meeting in the circumstances described in Section 8.5(f) of the Acquisition Agreement.

                  (b) All options, warrants and other rights to purchase shares of Unicore's Common Stock outstanding immediately prior to the Merger shall be canceled and retired, and all rights in respect thereof shall cease to exist.

                  (c) All shares of Unicore's Common Stock owned by TouchStone immediately prior to the Effective Time, if any, shall be canceled and retired, and all rights in respect thereof shall cease to exist.

                  (d) Each share of Common Stock of Subsidiary issued and outstanding immediately prior to the Closing shall be converted, by virtue of the Merger and without any action on the part of the holder thereof, into one share of Common Stock of the Surviving Corporation.


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         3.2 After the Effective Date, certificates formerly representing shares of Unicore's Common Stock shall be deemed for all purposes to evidence solely the right to receive, without interest thereon, the cash and/or shares of TouchStone's Common Stock which the holders thereof have the right to receive pursuant to the provisions of Section 3.1(a) above less, in each case, the amount of any required withholding taxes.

         3.3 Each Unicore shareholder, if any, who becomes entitled, pursuant to the provisions of Massachusetts law, to the payment in cash of the "fair market value" of such holders shares of Unicore Common Stock ("Perfected Dissenting Shares"), shall receive payment therefor from TouchStone, but only after the value thereof shall have been agreed upon or finally determined pursuant to such provisions. Perfected Dissenting Shares acquired by TouchStone, if any, shall be canceled.

                                   ARTICLE IV
                       DEFERRAL, TERMINATION AND AMENDMENT

         4.1 Consummation of the Merger may be deferred by agreement of the respective Boards of Directors of each of the Constituent Corporation for a reasonable period of time if it is determined that deferral would be in the best interests of the respective shareholders of the parties.

         4.2 This Agreement may be terminated as provided in the Acquisition Agreement at any time prior to the Effective Time. In the event of such termination, this Agreement shall become wholly void and of no effect, and there shall be no liability on the part of TouchStone, Subsidiary or Unicore, or the Board of Directors or stockholders of any of them, except as set forth in the Acquisition Agreement and as provided in Section 4.3 hereof.

         4.3 If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, the respective expenses of each party incurred in connection with all the proceedings taken in respect of this Agreement or relating thereto shall be paid in accordance with the provisions of the Acquisition Agreement.

         4.4 The parties hereto, by mutual consent of their respective Boards of Directors, may amend, modify or supplement this Agreement in such matter as may be agreed upon by them in writing at any time before the Effective Time; provided, however, that no such amendment, modification or supplement not adopted and approved by the shareholders of Unicore shall affect the rights of such shareholders or change any of the principal terms of this Agreement.


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                                    ARTICLE V
                       TRANSFER OF ASSETS AND LIABILITIES

         5.1 On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors, and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors, and all debts, liabilities and duties of each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

         5.2 The parties hereto agree that, from time to time and as when requested by the Surviving Corporation, or by its successors and assigns, to the extent permitted by law, the officers and directors of Subsidiary and of the Surviving Corporation are fully authorized in the name of Subsidiary or otherwise to execute and deliver all such deeds, assignments, confirmations, assurances and other instruments and to take or cause to be taken all such further action as the Surviving Corporation may deem necessary or desirable in order to vest, perfect, confirm in or assure the Surviving Corporation title to and possession of all said property, rights, privileges, powers and franchises and otherwise to carry out the intent and purposes of this Agreement.


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                                   ARTICLE VI
                                  MISCELLANEOUS

         For the convenience of the parties and to facilitate any filing and recording of this Agreement, any number of counterparts hereof may be executed, each of which shall be deemed to be an original of this Agreement but all of which together shall constitute one and the same instrument.

         This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware except to the extent that the laws of the Commonwealth of Massachusetts apply.


         IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective Boards of Directors have caused this Agreement to be executed as an instrument under seal by the duly authorized officers of each party hereto, all as of the day and year first above written.

                                        TOUCHSTONE SOFTWARE CORPORATION


                                        By:
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                                        Title:
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                                        UNICORE ACQUISITION CORP.

                                        By:
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                                        UNICORE SOFTWARE, INC.

                                        By:
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